SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): September 8, 2000


                            OPTICAL CABLE CORPORATION
             (Exact name of Registrant as specified in its charter)

           Virginia                 0-27022                54-1237042
        (State or other           (Commission             (IRS Employer
         jurisdiction of          File Number)            Identification No.)
         incorporation)


               5290 Concourse Dr.
               Roanoke, Virginia                           24019
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (540) 265-0690


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          (Former name or former address, if changed since last report)




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Item 5. Other Events.

     On September 6, 2000, Optical Cable Corporation issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

     The press release, among other things, declares a three-for-two stock split. The "stock split" will be effected in the form of a share dividend of one full share of Common Stock of Optical Cable Corporation payable for every two shares of Common Stock of Optical Cable Corporation, to the holders thereof. The record date of such share dividend is September 8, 2000. The pay or distribution date of such share dividend is September 28, 2000. The ex-dividend date of such share dividend is September 29, 2000. Any fractional shares will be settled in cash.


Item 7. Financial Statements, Proforma Financial Information and Exhibits.

        (c)    Exhibits.

               99 - Press Release dated September 6, 2000


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OPTICAL CABLE CORPORATION



                                    By s/Robert Kopstein
                                       ----------------------------
                                         Robert Kopstein
                                         Chairman of the Board, President
                                         and Chief Executive Officer


Date:  September 8, 2000




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